Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    March 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	5/2/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1, 2017 to March 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,812,229.54	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	783,152.18		13,822,759.78
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$783,152.18		$13,822,759.78

3.	Cash Disbursements
	Operations	1,118,447.16		18,093,478.24
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		35,779.75

	Total Cash Disbursements	$1,118,447.16		$18,383,579.59

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(335,294.98)		(4,560,819.81)

5.	Ending Cash Balance (to Form 2-C)	$5,476,934.56	(2)	$5,476,934.56	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,712,585.13

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	574,063.18

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,476,934.56	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1, 2017 to March 31, 2017

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
03/06/17	Anadarko Petroleum Corp.	Revenue - non-operated properties	$5,982.29
03/06/17	Continental Resources, Inc.	Revenue - non-operated properties	2,144.80
03/06/17	Freeport -McMoRan Oil & Gas LLC	Joint interest billing reimbursement	79.92
03/06/17	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	115.02
03/06/17	Peak Powder River Resoures LLC	Revenue - non-operated properties	146.91
03/06/17	SM Energy	Revenue - non-operated properties	116.81
03/06/17	Warren Resources, Inc.	Joint interest billing reimbursement	51,934.98
03/06/17	Wells Fargo Bank West	Misc - Bank Interest	0.19
03/09/17	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,301.31
03/09/17	BreitBurn Operating LP	Revenue - non-operated properties	5,151.47
03/09/17	Carbon Creek Energy, LLC	Revenue - non-operated properties	854.48
03/09/17	GMT Exploration Co., LLC	Revenue - non-operated properties	5,521.60
03/09/17	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,527.22
03/09/17	Sheridan Production Co., LLC	Joint interest billing reimbursement	121.51
03/09/17	Statoil Oil & Gas LP	Joint interest billing reimbursement	4,726.47
03/09/17	URBAN OI L & GAS GROUP, LLC	Joint interest billing reimbursement	1,172.32
03/13/17	Voided check	Voided check #46092 R. Lopez-Zaragoza	43.39
03/14/17	WESTERN SUBSURFACE LLC	Misc - Office Rent Reimbursement	200.00
03/16/17	Voided check	Voided check #46595 Whiting Oil & Gas	68.06
03/17/17	Cajun-Ivy Investments	Joint interest billing reimbursement	35.00
03/17/17	Jackal Oil Company	Joint interest billing reimbursement	7.91
03/17/17	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	125.60
03/17/17	John Lockridge	Joint interest billing reimbursement	979.96
03/17/17	Oasis Petroleum North America	Revenue - non-operated properties	1,215.67
03/17/17	Oasis Petroleum North America	Revenue - non-operated properties	4,395.38
03/17/17	PetroHill Resources, LLC	Joint interest billing reimbursement	25.74
03/17/17	Thunder Oil and Gas	Joint interest billing reimbursement	5.95
03/17/17	Tundra Resources LLC	Joint interest billing reimbursement	22.00
03/17/17	Wind River Resources	Joint interest billing reimbursement	16.18
03/20/17	Plains Marketing, L.P.	Revenue - Operated Properties	11,487.34
03/20/17	XTO Energy	Revenue - non-operated properties	6,143.06
03/22/17	Black Bear Oil Corp.	Revenue - non-operated properties	4.31
03/22/17	Cimarex Energy Co.	Revenue - non-operated properties	97.27
03/22/17	EOG Resources, Inc.	Revenue - non-operated properties	71.40
03/22/17	Shell Trading	Revenue - Operated Properties	22,958.90
03/22/17	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	98.95
03/24/17	ConocoPhillips Company	Revenue - non-operated properties	12,071.28
03/24/17	XTO Energy	Revenue - non-operated properties	1,098.41
03/27/17	AETHON E NERGY OPERATING LLC	Revenue - non-operated properties	403.78
03/27/17	Eighty-Eight Oil LLC	Revenue - non-operated properties	163.20
03/27/17	HHE - AS - 2005	Joint interest billing reimbursement	15.83
03/27/17	XTO Energy	Revenue - non-operated properties	449.94
03/28/17	Anadarko Petroleum Corp.	Revenue - non-operated properties	5,573.15
03/28/17	Crestone Peak Resources	Revenue - non-operated properties	114.81
03/28/17	Providence Energy Corp.	Revenue - non-operated properties	49.33

03/28/17	SM Energy	Revenue - non-operated properties	275.72
03/31/17	Summit Energy LLC	Revenue - Operated Properties	633,939.86

		Total Cash Receipts	$783,054.68	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1, 2017 to March 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

3/31/2017	ANB Bank	March 2017 interest	97.50

		Total Cash Receipts - Operations	$97.50	(1)

Total Cash Receipts	$97.50	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1, 2017 to March 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
3/3/2017	46529	Alsco	Field operating expenses	$539.52
3/3/2017	46530	BreitBurn Operating LP	Joint interest billing payment	4,898.86
3/3/2017	46531	C&G Roustabout Services, LLC	Field operating expenses	1,936.47
3/3/2017	46532	Cantorco, Inc.	General and administrative expenses	7,000.00
3/3/2017	46533	Complete Energy Services, Inc.	Field operating expenses	1,088.00
3/3/2017	46534	DNOW03	Field operating expenses	8,074.10
3/3/2017	46535	Davis Construction	Field operating expenses	1,279.96
3/3/2017	46536	Homax Oil Sales Inc.	Field operating expenses	920.98
3/3/2017	46537	IHS Global Inc.	General and administrative expenses	2,586.29
3/3/2017	46538	Kel-Tech, Inc.	Field operating expenses	5,365.09
3/3/2017	46539	Medallion Ventures Phase I	Field operating expenses	14,824.92
3/3/2017	46540	Nathan Habel	Field operating expenses	419.87
3/3/2017	46541	Power Service, Inc.	Field operating expenses	14,402.40
3/3/2017	46542	RPA Advisors, LLC	Professional fees - Creditor	49,096.92
3/3/2017	46543	RapidScale, Inc.	Field operating expenses	250.00
3/3/2017	46544	Ron's Contract Pumping Serv.	Field operating expenses	603.00
3/3/2017	46545	Warren Energy Services	Joint interest billing payment	31,743.00
3/3/2017	46546	Warren Resources, Inc.	Joint interest billing payment	145,254.09
3/3/2017	46547	Weatherford Art. Lift Systems	Field operating expenses	21,805.26
3/3/2017	46548	Winchester Well Service, Inc.	Field operating expenses	11,431.03
3/10/2017	46549	361 Services Inc	General and administrative expenses	12,923.50
3/10/2017	46550	Adam Fenster	Employee expense reimbursement	2,259.82
3/10/2017	46551	All American Records	General and administrative expenses	165.93
3/10/2017	46552	Alsco	Field operating expenses	283.38
3/10/2017	46553	Baggs Testing & Rental Inc.	Field operating expenses	5,053.50
3/10/2017	46554	Culligan, Inc.	General and administrative expenses	30.00
3/10/2017	46555	Dubois Telephone Exchange	Field operating expenses	253.36
3/10/2017	46556	EON Office	General and administrative expenses	267.00
3/10/2017	46557	GTT Communications, Inc	General and administrative expenses	767.65
3/10/2017	46558	Homax Oil Sales Inc.	Field operating expenses	1,511.02
3/10/2017	46559	Konica Minolta	General and administrative expenses	616.31
3/10/2017	46560	Mel's Water Service, Inc.	Field operating expenses	1,839.50
3/10/2017	46561	PDS Energy Information Inc.	General and administrative expenses	91.32
3/10/2017	46562	Powder River Energy Group	Field operating expenses	334.37
3/10/2017	46563	REDDOG Systems Inc.	General and administrative expenses	830.00
3/10/2017	46564	Robidoux Oilfield Services	Field operating expenses	58.30
3/10/2017	46565	Rocky Mountain Power	Field operating expenses	118,347.91
3/10/2017	46566	Seaport Global Securities LLC	General and administrative expenses	54,218.24
3/10/2017	46567	Sky Blue Enterprises, Inc.	Field operating expenses	1,009.65
3/10/2017	46568	Skyline Motors Inc.	Field operating expenses	173.20
3/10/2017	46569	True Value of Rawlins	Field operating expenses	58.28

3/10/2017	46570	Union Telephone Company	Field operating expenses	1,221.58
3/10/2017	46571	Verizon Wireless	Field operating expenses	75.67
3/10/2017	46572	Winchester Well Service, Inc.	Field operating expenses	11,279.11
3/16/2017	46573	Alsco	Field operating expenses	283.38
3/16/2017	46574	Anadarko E&P Onshore LLC	Joint interest billing payment	2,566.44
3/16/2017	46575	Bayswater Exploration & Prod	Joint interest billing payment	2.70
3/16/2017	46576	BreitBurn Operating LP	Joint interest billing payment	5,100.46
3/16/2017	46577	Burlington Resources	Joint interest billing payment	21,322.97
3/16/2017	46578	Chaco Energy Co.	Joint interest billing payment	3.86
3/16/2017	46579	Chevron USA, Inc.	Joint interest billing payment	1,045.52
3/16/2017	46580	Continental Resources, Inc.	Joint interest billing payment	48.34
3/16/2017	46581	DJ'S Glass	Field operating expenses	500.11
3/16/2017	46582	Davis Family Inc.	Field operating expenses	518.83
3/16/2017	46583	Emtech Inc.	Field operating expenses	4,211.00
3/16/2017	46584	Faegre Baker Daniels LLP	Legal fees - Creditor	675.00
3/16/2017	46585	GMT Exploration Comp. LLC	Joint interest billing payment	1,267.72
3/16/2017	46586	Homax Oil Sales Inc.	Field operating expenses	3,052.07
3/16/2017	46587	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	11.27
3/16/2017	46588	Moncrief Royalty Account	Joint interest billing payment	2,512.63
3/16/2017	46589	Montex Drilling Company	Joint interest billing payment	706.84
3/16/2017	46590	Oil & Gas Conservation Comm.	Payment of taxes	427.42
3/16/2017	46591	PRE Resources Rockies, L.P.	Joint interest billing payment	477.04
3/16/2017	46592	Roberto Lopez-Zaragoza	Employee expense reimbursement	43.39
3/16/2017	46593	SM Energy	Joint interest billing payment	123.35
3/16/2017	46594	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	604.92
3/16/2017	46595	Whiting Oil & Gas Corp	Joint interest billing payment	68.06
3/16/2017	46596	Winchester Well Service, Inc.	Field operating expenses	17,671.61
3/16/2017	46597	ZOCO Unlimited, Inc.	Field operating expenses	750.00
3/16/2017	46598	Zavanna, LLC	Joint interest billing payment	3,635.57
3/16/2017	46599	Warren Resources, Inc.	Joint interest billing payment	100,422.49
3/17/2017	46600	Cantorco, Inc.	General and administrative expenses	16,000.00
3/17/2017	46601	Office of State Lands & Invest	Payment of royalties/overrides	6,449.99
3/24/2017	46602	361 Services Inc	General and administrative expenses	7,053.75
3/24/2017	46603	Alsco	Field operating expenses	283.38
3/24/2017	46604	C&G Roustabout Services, LLC	Field operating expenses	1,058.08
3/24/2017	46605	CSI Compressco Inc.	Field operating expenses	12,108.78
3/24/2017	46606	Campbell County Treasurer	Payment of taxes	255.72
3/24/2017	46607	Carbon County Treasurer	Payment of taxes	15,861.18
3/24/2017	46608	Complete Energy Services, Inc.	Field operating expenses	2,750.00
3/24/2017	46609	Computershare Trust Co, Inc.	General and administrative expenses	547.60
3/24/2017	46610	DNOW03	Field operating expenses	10,711.25
3/24/2017	46611	Emtech Inc.	Field operating expenses	1,757.86
3/24/2017	46612	FireSteel Well Service Inc	Field operating expenses	168.10
3/24/2017	46613	Fremont County Treasurer	Payment of taxes	2,386.31
3/24/2017	46614	Homax Oil Sales Inc.	Field operating expenses	2,496.25
3/24/2017	46615	KLX Energy Services LLC	Field operating expenses	2,281.65
3/24/2017	46616	Knigge Trucking	Field operating expenses	1,209.00
3/24/2017	46617	LC Resources LLC	General and administrative expenses	2,625.00
3/24/2017	46618	Mountain States Employers	General and administrative expenses	1,350.00
3/24/2017	46619	PMI, Inc.	Field operating expenses	55.50
3/24/2017	46620	PayFlex Systems USA, Inc.	General and administrative expenses	100.00

3/24/2017	46621	Ron's Contract Pumping Serv.	Field operating expenses	603.00
3/24/2017	46622	Rosemont WTC Denver	General and administrative expenses	7,606.76
3/24/2017	46623	State of Delaware	General and administrative expenses	897.50
3/24/2017	46624	State of North Dakota	General and administrative expenses	25.00
3/24/2017	46625	Support.com, Inc.	General and administrative expenses	2,193.00
3/24/2017	46626	Winchester Well Service, Inc.	Field operating expenses	14,546.60
3/29/2017	46639	Anne Wilcoxson	Payment of royalties/overrides	230.73
3/29/2017	46640	Belinda R. Ervin	Payment of royalties/overrides	115.37
3/29/2017	46641	Charlene A. Carpenter	Payment of royalties/overrides	196.87
3/29/2017	46642	Corinthian Believer Fellowship	Payment of royalties/overrides	922.89
3/29/2017	46643	Janice Bacon Walker	Payment of royalties/overrides	230.72
3/29/2017	46644	Kfrt	Payment of royalties/overrides	82.03
3/29/2017	46645	Lubnau, LLC	Payment of royalties/overrides	193.80
3/29/2017	46646	M. G. Cook	Payment of royalties/overrides	96.92
3/29/2017	46647	Mullinnix LLC	Payment of royalties/overrides	840.87
3/29/2017	46648	Paula Kay Herzog	Payment of royalties/overrides	115.37
3/29/2017	46649	Wesley R. Clark	Payment of royalties/overrides	230.73
3/29/2017	46650	William C. Eiland	Payment of royalties/overrides	461.44
3/29/2017	46651	361 Services Inc	General and administrative expenses	6,085.00
3/29/2017	46652	Alsco	Field operating expenses	324.60
3/29/2017	46653	DNOW03	Field operating expenses	9,462.43
3/29/2017	46654	Kel-Tech, Inc.	Field operating expenses	2,399.65
3/29/2017	46655	Onsager | Fletcher |	Legal fees - Debtor	31,647.15
3/29/2017	46656	RPA Advisors, LLC	Professional fees - Creditor	20,021.25
3/29/2017	46657	Statoil Oil & Gas LP	Joint interest billing payment	2,344.76
3/29/2017	46658	True Value of Rawlins	Field operating expenses	16.94
3/29/2017	46659	Williams, Porter Day & Neville	Legal fees - Debtor	2,278.80
3/29/2017	46660	Winchester Well Service, Inc.	Field operating expenses	10,920.48
3/29/2017	46661	Zavanna, LLC	Joint interest billing payment	7,591.98
3/31/2017	46662	Brent Hathaway	Board of Directors' fees	7,500.00
3/31/2017	46663	McKenzie County Recorder	General and administrative expenses	109.00
3/31/2017	46664	Patrick R. Sheehan	Field operating expenses	700.00
3/31/2017	46665	Roy G. Cohee	Board of Directors' fees	7,500.00
3/31/2017	46666	Taylor Simonton	Board of Directors' fees	7,500.00
3/1/2017	debit card	Microsoft	General and administrative expenses	111.08
3/9/2017	debit card	Anixter	Field operating expenses	108.15
3/17/2017	debit card	State of Maryland	General and administrative expenses	309.00
3/21/2017	debit card	Secretary of State	General and administrative expenses	20.00
3/22/2017	debit card	Amazon	Field operating expenses	87.95
3/24/2017	debit card	Utah Division of Corporations	General and administrative expenses	15.00
3/27/2017	debit card	CED Inc.	Field operating expenses	150.99
3/14/2017	debit card	Wyoming Depart of Revenue	Payment of taxes	51,557.20
3/25/2017	debit card	UPS	General and administrative expenses	45.79
3/1/2017	debit card	Comcast	General and administrative expenses	141.00
3/27/2017	debit card	Holiday Inn Express	General and administrative expenses	149.13
3/27/2017	debit card	Holiday Inn Express	General and administrative expenses	149.13
3/27/2017	debit card	Holiday Inn Express	General and administrative expenses	149.13
3/27/2017	debit card	Avis Car Rental	General and administrative expenses	144.38
3/29/2017	debit card	Microsoft	General and administrative expenses	108.74
3/29/2017	debit card	CED Inc.	Field operating expenses	169.05
3/28/2017	debit card	Bravo Electro	Field operating expenses	610.08
3/30/2017	debit card	Start Meeting	General and administrative expenses	26.90
3/1/2017	debit card	Winn-Marion Barber, LLC	Field operating expenses	963.52
3/29/2017	debit card	Comcast	General and administrative expenses	141.00
3/3/2017	debit card	Indelac Controls, Inc.	Field operating expenses	298.34

3/2/2017	debit card	Towne Park	General and administrative expenses	722.99
3/3/2017	debit card	CED Inc.	Field operating expenses	74.20
3/4/2017	debit card	UPS	General and administrative expenses	12.38
3/11/2017	debit card	UPS	General and administrative expenses	36.89
3/11/2017	debit card	UPS	General and administrative expenses	87.63
3/15/2017	debit card	Indelac Controls, Inc.	Field operating expenses	54.75
3/7/2017	EFT	Co-Advantage	Payroll 3.7.17	62,563.25
3/21/2017	EFT	Co-Advantage	Payroll 3.24.17	60,697.12

			Total Cash Disbursements - Operating	$1,118,447.16	(1)

			Total Cash Disbursements	$1,118,447.16

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    March 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,476,935	$10,037,754
Accounts Receivable (from Form 2-E)		1,255,461	1,843,543
Receivable from Officers, Employees, Affiliates		(521,026)	408,716
Inventory		2,181,988	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,452	303,393
	Prepaid expenses and deposits	302,563	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$8,979,373	$15,501,971

Fixed Assets (at cost):
Land		$1,169,021	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,531,153	166,099,098
Total Fixed Assets		167,700,174	167,268,109
Less: Accumulated Depreciation		(118,342,118)	(107,050,551)
Net Fixed Assets		$49,358,056	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$63,814,431	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,563,282	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		377,410	-
Post-petition Taxes Payable (from Form 2-E)		589,926	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	270,157	-
	Other accrued liabilities and expenses	897,823	-
Total Post Petition Liabilities		3,698,598	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,736,462	11,429,928
Total Pre Petition Liabilities		51,946,943	54,482,954

TOTAL LIABILITIES		$55,645,541	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(18,437,020)	-
TOTAL OWNERS' EQUITY		$8,168,890	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$63,814,431	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    March 1, 2017 to March 31, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$707,154	$11,883,428
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$707,154	$11,883,428

Cost of Goods Sold	814,208	12,896,675

Gross Profit	$(107,054)	$(1,013,247)

Operating Expenses:
Officer Compensation	$16,346	$705,750
Selling, General and Administrative	109,832	1,784,716
Rents and Leases	7,300	157,463
Depreciation, Depletion and Amortization	675,191	11,291,568
Other (list):	0	0
	0	0

Total Operating Expenses	$808,669	$13,939,497

Operating Income (Loss)	$(915,723)	$(14,952,744)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	146	4,182
Interest Expense	(52,023)	(1,134,565)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(51,877)	$(1,347,505)

Reorganization Expenses
Legal and Professional Fees	$112,969	$2,084,969
Other Reorganization Expense	0	51,802

Total Reorganization Expenses	$112,969	$2,136,771

Net Income (Loss) Before Income Taxes	$(1,080,569)	$(18,437,020)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,080,569)	$(18,437,020)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    March 1, 2017 to March 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,435	(13,435)	$ -
Employee FICA taxes withheld	$ -	7,183	(7,183)	$ -
Employer FICA taxes	$ -	7,396	(7,396)	$ -
Unemployment taxes	$ -	2	(2)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	1,021	(1,021)	$ -
Other:_state income tax withheld	$ -	2,192	(2,192)	$ -
Local
Personal property taxes	$ 452,374	63,436	(18,503)	$ 497,307
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 99,203	45,460	(52,044)	$ 92,619
			Total unpaid post-petition taxes	$ 589,926
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    March 1, 2017 to March 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,294	42,294
Post-petition receivables	1,110,924	359		101,884	1,213,167
Total	1,110,924	359		144,178	1,255,461

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	487,230	275,476	3,678	796,898	1,563,282
Other Payables
Total	487,230	275,476	3,678	796,898	1,563,282

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$25,120	($31,647)		$104,668
Counsel for Unsecured
Creditors' Committee		$926			$72,622
Trustee's Counsel
Accountant					$4,625
Creditor Counsel	$190,286	$20,675			$105,675
Creditor Advisors		$17,521	($69,118)		$13,726
Other:		$57,255	($56,497)		$76,094
Total	$190,286	$121,497	($157,262)		$377,410
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 3/10, 3/24		16,346
Adam Fenster	Chief Financial Officer		Expense reimbursement - 3/10		2,260
Brent Hathaway	Director		Directors' fees - 3/31		7,500
Roy Cohee	Director		Directors' fees - 3/31		7,500
Taylor Simonton	Director		Directors' fees - 3/31		7,500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           March 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017
May	2017
June	2017

TOTAL 2nd Quarter

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    March 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from March 1st through March 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. The sale process, conducted by Seaport Global, has been ongoing since late December 2016. During the period March 1st through March 31st, the Debtor opened discussions with Warren Resources, Inc. about a possible joint effort to market their respective Atlantic Rim (Wyoming) coalbed methane properties. Once a decision on moving forward has been reached, the Debtor will file a new Plan amending the one already submitted. In the interim, the Debtor continues to operate normally.

On February 10, 2017, the bankruptcy court ruled in favor of Pacificorp and against the Debtor on the issue of whether electricity is a “good” for purposes of § 503(b)(9), thus creating an administrative priority claim for about $85,000. The Debtor timely filed a notice of appeal. In March 2017 the Debtor agreed to settle this matter with Pacificorp and will be filing a motion to approve the settlement.

Other significant events after the close of the reporting period:

In the pending case of Alan Eugene Humphrey, an individual, and Wyoming GTL, LLC, a Wyoming LLC  v. Escalera Resources Co. , United States District Court for the District of Colorado Case No. 15-cv-00769, the Trial has be rescheduled for the week of August 7, 2017. In connection with this matter, the Debtor is seeking reimbursement of approximately $1,400,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.

On April 19, 2017, the Debtor filed a motion to approve settlement with Warren Resources, Inc. and certain of its affiliates (collectively, “Warren”) relating to the Debtor’s gas transportation agreement (the “GTA”) with Warren. The settlement, if approved, provides for payment by the Debtor for all outstanding amounts owed to Warren under the GTA. Additionally, the Debtor and Warren will immediately jointly market their Atlantic Rim natural gas properties for sale.

Rev. 1/15/14